EXHIBIT 10.4.1



                            HVIDE MARINE INCORPORATED

                        1996 EMPLOYEE STOCK PURCHASE PLAN



                               ARTICLE I - PURPOSE

        1.01   Purpose

        The Hvide Marine Incorporated 1996 Employee Stock Purchase Plan (the "Plan") is intended to provide employees of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Code Section 423. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


                            ARTICLE II - DEFINITIONS

        2.01. "Account" shall mean the separate bookkeeping account which shall be established for each Participant to record the payroll deductions made on his behalf to purchase shares of Common Stock under the Plan.

        2.02. "Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

        2.03. "Committee" shall mean the individuals described in Article XI.

        2.04. "Common Stock" shall mean the Company's Class A common stock.

        2.05. "Company" shall mean Hvide Marine Incorporated, a Florida corporation and any Subsidiary Corporations and shall be deemed to include any corporation into which such entity shall be merged or consolidated.

        2.06. "Employee" means any person who is employed by the Company whose customary employment is more than 20 hours per week.

        2.07 "Initial Public Offering" shall mean the first instance in which the Company's Common Stock is offered for sale to the public following successful registration of the Common Stock with the Securities and Exchange Commission.


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        2.08. "Offering" shall mean the offer of shares of Common Stock to
Participants during each Offering Period.

        2.09. "Offering Commencement Date" shall mean the first date of each Offering Period as set forth in Section 4.01 hereof.

        2.10. "Offering Period" shall mean each period from an Offering Commencement Date until the respective Offering Termination Date as set forth in
Section 4.01 hereof.

        2.11. "Offering Termination Date" shall mean the last date of each Offering Period as set forth in Section 4.01 hereof.

        2.12. "Participant" shall mean any Employee who becomes eligible to participate in this Plan as set forth in Section 3.01 hereof and who authorizes payroll deductions under this Plan.

        2.13. "Subsidiary Corporation" shall mean any present or future corporation or other entity which (i) would be a "subsidiary corporation" of the Company (as that term is defined in Section 421 et. seq. of the Code) and (ii) is designated as a sponsor of the Plan by the Committee.


                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

        3.01. Eligibility Requirements

        (a) Any Employee who has been employed by the Company for a period of 90 days on the first Offering Date, as specified in Section 4.01, shall be eligible to participate in that Offering and each Offering thereafter.

        (b) Any other Employee shall be eligible to participate in Offerings under the Plan as of the first January 1 on or after the date such Employee has completed ninety (90) days of full and continuous employment with the Company.

        3.02. Restrictions on Participation

        Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee).





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        3.03. Commencement of Participation.

        An eligible Employee may become a Participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Committee on or before the date set therefor by the Committee, which date shall be on or before the Offering Commencement Date for each Offering. Payroll deductions for a Participant shall commence on or after the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall continue until terminated by the Participant or by a withdrawal as provided herein.


                             ARTICLE IV - OFFERINGS

        4.01. Offerings.

        The Plan will be implemented by semi-annual Offerings of the Company's Common Stock beginning on the Offering Commencement Dates and terminating on the Offering Termination Dates indicated below:

        The first Offering Period shall begin following approval by the shareholders and shall end on the following December 31 or June 30.

        Thereafter, the Offering Periods will begin and end on the following dates:

                      Offering                             Offering
                 Commencement Date                      Termination Date
                 -----------------                      ----------------

        Each         January 1      The next following      June 30
                     ---------                              --------

        Each         July 1         The next following      December 31
                     ------                                 -----------


        Each period from an Offering Commencement Date until the respective Offering Termination Date is referred to as the "Offering Period".

        The Board of Directors of the Company shall have the right to change the duration of the Offering Periods and their respective Offering Commencement Dates and Offering Termination Dates so long as any such change does adversely affect the Plan's qualification as an employee stock purchase plan under Code
Section 423.



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        Notwithstanding anything contained herein to the contrary, no offerings may be made under this Plan until the date of, or following, an Initial Public Offering of the Company's Common Stock.

        4.02.  Stockholder Approval.

        The Plan shall be submitted for approval by the stockholders of the Company within twelve (12) months before or after the Plan is adopted by the Board of Directors. Options granted hereunder shall be subject to the condition that this Plan shall be approved by a majority of the stockholders of the Company in the manner contemplated by Code Section 423(b)(2). If not approved by the stockholders of the Company within the required time, the Plan shall terminate, all options hereunder shall be canceled and shall be of no further force and effect, and all persons who shall have authorized payroll deductions pursuant to the terms of the Plan shall be entitled to the prompt refund in cash of all sums withheld from them pursuant to the Plan.


                         ARTICLE V - PAYROLL DEDUCTIONS

        5.01. Amount of Deduction.

        At the time a Participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a Participant in an Offering at a rate not to exceed 10% of his compensation during any Offering Period.

        5.02. Participant Account.

        All payroll deductions made for a Participant shall be credited to his Account under the Plan. A Participant may not make any separate cash payment into such account.

        5.03. Changes in Payroll Deductions

        A Participant may discontinue his payroll deductions at any time and may withdraw all amounts in his Account as provided in Article VIII, but no other change to a Participant's payroll deductions can be made during a calendar year. Once a Participant has elected payroll deductions in a calendar year, he may not alter the amount of his payroll deductions until the next January 1. Once a Participant discontinues payroll deductions or withdraws the amount in his Account, such Participant shall not be allowed to recommence payroll deductions until the next January 1.



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        5.04.  Leave of Absence.

        If a Participant goes on a leave of absence, such Participant shall have the right to elect: (a) to request withdrawal of the balance in his or her Account as a result of hardship pursuant to Section 8.01 hereof, or (b) to discontinue contributions to the Plan but remain a Participant in the Plan with respect to the amount then in his account.




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                         ARTICLE VI - GRANTING OF OPTION

        6.01.  Number of Option Shares.

        As of each Offering Termination Date, a Participant shall be deemed to have been granted an option to purchase the whole number of shares of the Common Stock equal to an amount determined as follows: (i) the amount in such Participant's Account as of such Offering Termination Date, divided by (ii) an amount equal to the "Applicable Percentage" of the market value of the Common Stock on such Offering Termination Date; with the result rounded down to the nearest whole number. The Applicable Percentage shall be: (i) determined by the Board of Directors for each Offering Period, (ii) not less than 85% nor more than 100%, and (iii) announced by the Company on or before the beginning of each Offering Period. The Applicable Percentage announced for any Offering Period shall apply for such Offering Period and any subsequent Offering Periods until and unless a change in Applicable Percentage is announced. The market value of the Common Stock shall be determined as provided in Section 6.02 below.

        Any options granted under the Plan before the date the stockholders of the Company (acting at a duly called meeting of such stockholders) are treated under Code Section 423(b)(2) as having approved the Plan shall be granted subject to such approval and, if such stockholders fail to approve the Plan on or before all such options automatically shall be null and void.

        6.02.  Option Price

        The option price of stock purchased with payroll deductions made during each Offering Period for Participant therein shall be equal to the "Applicable Percentage" (as determined in accordance with Section 6.01) of the closing price of the stock on the Offering Termination Date for such Offering period or the nearest prior business day on which trading occurred on the NASDAQ Stock Market or other stock exchange on which the Common Stock is actively traded. If the Common Stock is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for that purpose by the Committee.

        6.03.  Statutory Limitation

        No option granted by operation of the Plan to any Participant in any Offering shall permit his rights to purchase shares of Common Stock under this Plan or under any other employee stock purchase plan (within the meaning of Code
Section 423) of the Company to accrue (within the meaning of Code Section 423(b)(8) at a rate which exceeds $25,000 in any calendar year. Such value shall be determined as of the Offering Termination Dates within each calendar year (or portion of such year) in which such option would be



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outstanding, and the options granted by operation of the Plan under Section 6.01 to any Participant automatically shall be limited by this Section 6.03.

                        ARTICLE VII - EXERCISE OF OPTION

        7.01.  Automatic Exercise.

        Unless a Participant is permitted to withdraw his payroll deductions as a result of hardship, his option for the purchase of stock with payroll deductions made during any Offering Period will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering Period, for the purchase of the number of whole shares of stock which the accumulated payroll deductions in his Account at that time will purchase at the applicable option price. Any excess amount in his Account at that time will remain in his Account for future applications in accordance with the terms of the Plan.

        7.02.  Fractional Shares

        Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will remain in each Participant's Account and carried over to the next Offering Period.

        7.03.  Election Not to Exercise Option.

        Except in the case of a hardship as determined by the Committee, once payroll deductions commence for an Offering Period, a Participant will be required to exercise any options granted to him with respect to such Offering Period.

        7.04.  Transferability of Option.

        During a Participant's lifetime, options held by such Participant shall be exercisable only by that Participant and no Participant in the Plan shall have the right to assign his interest in the Plan.

        7.05.  Delivery of Stock; Nominee Record Holder.

        As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the stock purchased upon exercise of his option. Notwithstanding the foregoing, at the option of the Committee, the stock purchased may be issued in the name of a nominee (the "Nominee") on behalf of all Participants or on behalf of all Participants to whom fewer than a specified number of shares are to be issued. If Common Stock is issued to a Nominee on behalf of all or some Participants, then the following shall apply: (i) each such Participant shall have all ownership rights attributable to the ownership of such Common Stock on his behalf, and (ii) the Company and the Nominee shall cause separate stock certificates to be issued in the


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name of and delivered to such a Participant upon the earliest to occur of his request for a separate certificate in his name, his termination of employment with the Company for any reason whatsoever or the termination of the Plan. The Company shall indemnify any such Nominee and hold him harmless from any and all actions, loss, damage or liability suffered by him as a result of serving as the Nominee for the Participants hereunder except to the extent caused by such Nominee's gross negligence or willful misconduct. The Company shall have the right to remove and replace any Nominee. By prior written notice to the Company, the Nominee may resign. Any Nominee removed or resigning shall take such action as may be necessary or desirable to transfer to the successor Nominee selected by the Company all shares of Common Stock then in his name as Nominee.


                            ARTICLE VIII - WITHDRAWAL

        8.01.  In General.

        In the event of a severe economic hardship, a Participant may request permission to withdraw payroll deductions credited to his Account under the Plan by giving written notice to the Committee. The Committee in its sole discretion will determine whether a hardship exists. If the Committee does decide that a hardship exists, all of the Participant's payroll deductions credited to his Account will be paid to him, and such Participant shall not be allowed to again participate or authorize further payroll deductions under the Plan until the January 1 next following the date of the withdrawal notice.

        8.02.  Termination of Employment.

        Upon termination of a Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company), the payroll deductions credited to his Account will be returned to him.

        8.03.  Termination of Employment Due to Death.

        Upon termination of the Participant's employment because of his death, his beneficiary (as defined in Section 12.01) shall have the right to elect, by written notice given to the Committee prior to the Offering Termination Date, either: (a) to withdraw all of the payroll deductions credited to the Participant's Account under the Plan, or (b) to exercise the Participant's option for the purchase of stock on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of whole shares of stock which the accumulated payroll deductions in the Participant's Account at the date of the Participant's death will purchase at the applicable option price, in which event, any excess in such Account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Committee, the beneficiary shall


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automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's option to purchase stock.




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        8.04.  Leave of Absence.

        A Participant on leave of absence shall subject to the election made by such Participant pursuant to Section 5.04, continue to be a Participant in the Plan with respect to the amounts then in his Account so long as such Participant is on continuous leave of absence.


                            ARTICLE IX - NO INTEREST

        9.01.  No Interest.

        No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.


                                ARTICLE X - STOCK

        10.01. Maximum Number of Shares.

        The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.04, shall be 500,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares available for purchase hereunder, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible.

        10.02. Participant's Interest in Option Stock.

        The Participant will have no interest in stock covered by any option granted to him hereunder until such option has been exercised.

        10.03. Registration of Stock.

        Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Nominee for such Participant as provided in Section 7.05 hereof.




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        10.04. Restrictions on Exercise.

        The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

                (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

                (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.


                           ARTICLE XI - ADMINISTRATION

        11.01. Appointment of Committee.

        The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which may consist of persons who may or may not be members of the Board of Directors.

        11.02. Authority of Committee.

        Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

        11.03  Rules Governing the Administration of the Committee.

        The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.




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        11.04. Notices.

        All notices and other communications from a Participant to the Committee under,or in connection with, this Plan shall be deemed to have been filed with the Committee when actually received in the form specified by the Committee at the location and by the person designated by the Committee for the receipt of such notices and communications.


                           ARTICLE XII - MISCELLANEOUS

        12.01. Designation of Beneficiary.

        A Participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Committee. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the stock or cash credited to the Participant under the Plan.

        12.02. Transferability.

        Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than (i) by will or the laws of descent and distribution, or (ii) stock held by the Nominee for the benefit of such Participant as provided in Section 7.05 hereof. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with the terms of the Plan.

        12.03. Use of Funds.

        All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.




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        12.04. Adjustment Upon Changes in Capitalization.

                (a) If the outstanding shares of Common Stock of the Company have increased, decreased, changed into or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in
        Article IV hereof and the maximum number of shares which may be issued under the Plan as set forth in Section 10.01 shall also be proportionately adjusted.

                (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporation as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

        12.05. Amendment and Termination

               (a) The Plan shall terminate as of the earliest of: (i) the date the maximum number of shares of Common Stock available for purchase hereunder shall have been purchased in accordance with the terms of the Plan, or (ii) the date the Plan is terminated as provided in paragraph
        (b) below.

               (b) The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to Section 12.04); or (ii) amend the requirements as to the class of Employees eligible to participate in the purchase of stock under the Plan. No termination, modification or amendment of the Plan may, without the consent of a Participant then having an option under the Plan to purchase stock, adversely affect the rights of such Participant under such option.




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        12.06. Effective Date.

        The Plan shall become effective as of the date it is approved by a majority of the shareholders of the Company.

        12.07. No Employment Rights.

        The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

        12.08. Effect of Plan.

        The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

        12.09. Governing Law.

        The laws of the State of Florida will govern all matters relating to the Plan except to the extent superseded by the laws of the United States.

        12.10. Headings.

        The headings to sections in the Plan have been included for convenience of reference only and shall not affect the interpretation of the Plan.






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